UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

Certara, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-39799	82-2180925
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4 Radnor Corporate Center
Suite 350
Radnor,	Pennsylvania		19087
(Address of principal executive offices)			(Zip Code)

(415) 237-8272

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02      Results of Operations and Financial Condition.

On May 11, 2026, Certara, Inc. (the “Company”) issued a press release announcing its financial results for the three-month period ended March 31, 2026. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01      Other Events

As previously disclosed, on April 21, 2026, the Company, together with certain of its subsidiaries, entered into a Purchase Agreement (the "Purchase Agreement") with Veristat, LLC and certain of its affiliates (collectively, "Veristat"), pursuant to which the Company agreed to sell its global medical writing and related regulatory services business (the "Business") to Veristat.

On May 08, 2026, the sale of the Business closed pursuant to the terms of the Purchase Agreement for cash consideration of $85.0 million, subject to certain adjustments set forth in the Purchase Agreement, with an additional $15 million placed in escrow and to be released to the Company upon the satisfaction of certain post-closing covenants. In addition, the Company may be entitled to additional contingent cash consideration of up to $35 million in the form of an earn-out based on the financial performance of the Business for a specified period following closing.
.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated May 11, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2026	CERTARA, INC.
(Registrant)

		By:	/s/ Daniel Corcoran
Daniel Corcoran
Senior Vice President and General Counsel